Changes in Capital Accounts	6 Months Ended
Jun. 30, 2013
Stockholders Equity Note [Abstract]
Capital Stock and Changes in Capital Accounts

8. Changes in Capital Accounts

  Compensation cost on restricted common stock: During the six months ended June 30, 2013 and 2012, compensation cost on restricted stock amounted to $322 and $447, respectively, and is included in General and administrative expenses. At June 30, 2013 and December 31, 2012, the total unrecognized compensation cost relating to restricted share awards was $94 and $416, respectively. At June 30, 2013, the weighted-average period over which the total compensation cost related to non-vested awards not yet recognized is expected to be recognized is 0.96 years.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the movement of restricted stock cost was as follows:

	Number of Shares	Weighted Average Grant Date Price
Outstanding at December 31, 2011	146,662	$12.95
Granted	-	-
Vested	(66,664)	13.50
Forfeited or expired	-	-
Outstanding at December 31, 2012	79,998	$12.50
Granted	-	-
Vested	(66,664)	13.50
Forfeited or expired	-	-
Outstanding at June 30, 2013	13,334	$7.50

  ATM offering: On May 21, 2013, the Company filed a prospectus supplement pursuant to Rule 424(b) relating to the offer and sale of an aggregate of up to $40.0 million in gross proceeds of its common stock under an at-the market offering. As of June 30, 2013, an amount of 1,286,494 shares of the Company's common stock with par value $0.01 were issued. The net proceeds, after deducting underwriting commissions and offering expenses payable by the Company, amounted to $6,534.